Exhibit 99.1

PRESS RELEASE

For:	THE MACERICH COMPANY

MACERICH ANNOUNCES QUARTERLY RESULTS

SANTA MONICA, CA, August 2, 2017– The Macerich Company (NYSE Symbol: MAC) today announced results of operations for the quarter ended June 30, 2017, which included net income attributable to the Company of $26.6 million or $.19 per share-diluted for the quarter ended June 30, 2017 compared to net income attributable to the Company for the quarter ended June 30, 2016 of $45.2 million or $.31 per share-diluted. For the second quarter, 2017, funds from operations (“FFO”) diluted was $148.6 million or $.98 per share-diluted compared to $160.3 million or $1.02 per share-diluted for the quarter ended June 30, 2016. A description and reconciliation of EPS per share-diluted to FFO per share-diluted is included in the financial tables accompanying this press release.

Results and Capital Highlights

•	Mall tenant annual sales per square foot for the portfolio increased by 3.2% to $646 for the year ended June 30, 2017 compared to $626 for the year ended June 30, 2016.

•	The releasing spreads for the year ended June 30, 2017 were up 18.5%.

•	Mall portfolio occupancy was 94.4% at June 30, 2017 compared to 95.0% at June 30, 2016.

“While clearly the retail industry faces challenges, we continue to believe it is all part of an ongoing evolution of the shopper experience. Furthermore, we believe our high-quality portfolio remains well-positioned, as reflected in our strong releasing spreads and tenant sales,” said the Company’s chairman and chief executive officer, Arthur Coppola. “During the quarter, we continued to take advantage of price dislocation in the market to repurchase our shares at what we believe to be a significant discount to net asset value.”

Share Repurchase Activity:

During the second quarter, the Company repurchased and retired 687,494 shares of its common stock. The average repurchase price was $59.09.

2017 Earnings Guidance:

Management is reaffirming its previously provided diluted FFO per share guidance for 2017. A reconciliation of estimated EPS to FFO per share-diluted follows:

2017 range

Diluted EPS	$1.19 - $1.29
Plus: real estate depreciation and amortization	3.12 - 3.12
Less: gain on sale of dispositions	.41 - .41

Diluted FFO per share	$3.90 - $4.00

More details of the guidance assumptions are included in the Company’s Form 8-K supplemental financial information.

Macerich, an S&P 500 company, is a fully integrated self-managed and self-administered real estate investment trust, which focuses on the acquisition, leasing, management, development and redevelopment of regional malls throughout the United States.

Macerich currently owns 54 million square feet of real estate consisting primarily of interests in 48 regional shopping centers. Macerich specializes in successful retail properties in many of the country’s most attractive, densely populated markets with significant presence in the Pacific Rim, Arizona, Chicago, and the New York Metro area to Washington DC corridor. Additional information about Macerich can be obtained from the Company’s website at www.macerich.com.

Investor Conference Call

The Company will provide an online Web simulcast and rebroadcast of its quarterly earnings conference call. The call will be available on The Macerich Company’s website at www.macerich.com (Investors Section). The call begins August 3, 2017 at 9:00 AM Pacific Time. To listen to the call, please go to the website at least 15 minutes prior to the call in order to register and download audio software if needed. An online replay at www.macerich.com (Investors Section) will be available for one year after the call.

The Company will publish a supplemental financial information package which will be available at www.macerich.com in the Investors Section. It will also be furnished to the SEC as part of a Current Report on Form 8-K.

Note: This release contains statements that constitute forward-looking statements which can be identified by the use of words, such as “expects,” “anticipates,” “assumes,” “projects,” “estimated” and “scheduled” and similar expressions that do not relate to historical matters. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, as well as national, regional and local economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing and operating expenses; adverse changes in the real estate markets including, among other things, competition from other companies, retail formats and technology, risks of real estate development and redevelopment, acquisitions and dispositions; the liquidity of real estate investments, governmental actions and initiatives (including legislative and regulatory changes); environmental and safety requirements; and terrorist activities or other acts of violence which could adversely affect all of the above factors. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2016, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events unless required by law to do so.

(See attached tables)

##

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Results of Operations:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	Unaudited		Unaudited
	2017	2016	2017	2016
Revenues:
Minimum rents	$152,893	$152,448	$298,448	$303,496
Percentage rents	2,060	2,394	3,978	5,408
Tenant recoveries	68,948	75,948	141,360	156,121
Other income	13,519	17,789	28,783	30,937
Management Companies’ revenues	10,003	11,325	21,899	19,942

Total revenues	247,423	259,904	494,468	515,904

Expenses:
Shopping center and operating expenses	71,032	73,910	146,929	153,234
Management Companies’ operating expenses	26,216	24,299	54,733	52,199
REIT general and administrative expenses	7,458	7,681	15,921	16,310
Depreciation and amortization	83,243	85,190	166,316	172,121
Interest expense	42,321	41,195	83,622	80,971
Loss on extinguishment of debt, net	—	—	—	3,575

Total expenses	230,270	232,275	467,521	478,410

Equity in income of unconsolidated joint ventures	16,936	14,616	32,779	26,276
Co-venture expense (a)	(4,123)	(3,212)	(8,000)	(6,501)
Income tax (expense) benefit	(437)	(514)	3,047	(1,831)
(Loss) gain on sale or write down of assets, net	(477)	10,915	49,088	445,371

Net income	29,052	49,434	103,861	500,809
Less net income attributable to noncontrolling interests	2,414	4,212	7,980	34,672

Net income attributable to the Company	$26,638	$45,222	$95,881	$466,137

Weighted average number of shares outstanding—basic	141,695	146,644	142,640	149,314

Weighted average shares outstanding, assuming full conversion of OP Units (b)	152,221	157,477	153,199	160,141

Weighted average shares outstanding—Funds From Operations (“FFO”)—diluted (b)	152,254	157,602	153,246	160,286

Net income per share—basic	$0.19	$0.31	$0.67	$3.12

Net income per share—diluted	$0.19	$0.31	$0.67	$3.12

Dividend declared per share	$0.71	$0.68	$1.42	$1.36

FFO—basic (b) (c)	$148,634	$160,348	$282,237	$301,377

FFO—diluted (b) (c)	$148,634	$160,348	$282,237	$301,377

FFO—diluted, excluding extinguishment of debt, net	$148,634	$160,348	$282,237	$304,952

FFO per share—basic (b) (c)	$0.98	$1.02	$1.84	$1.88

FFO per share—diluted (b) (c)	$0.98	$1.02	$1.84	$1.88

FFO per share—diluted, excluding extinguishment of debt, net	$0.98	$1.02	$1.84	$1.90

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(a)	This represents the outside partners’ allocation of net income in the Chandler Fashion Center/Freehold Raceway Mall joint venture.

(b)	The Macerich Partnership, L.P. (the “Operating Partnership” or the “OP”) has operating partnership units (“OP units”). OP units can be converted into shares of Company common stock. Conversion of the OP units not owned by the Company has been assumed for purposes of calculating FFO per share and the weighted average number of shares outstanding. The computation of average shares for FFO—diluted includes the effect of share and unit-based compensation plans, stock warrants and convertible senior notes using the treasury stock method. It also assumes conversion of MACWH, LP preferred and common units to the extent they are dilutive to the calculation.

(c)	The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles (“GAAP”) measures. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes that such a presentation also provides investors with a more meaningful measure of its operating results in comparison to the operating results of other real estate investment trusts (“REITs”). The Company believes that FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. The Company further believes that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO as presented, may not be comparable to similarly titled measures reported by other REITs.

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Reconciliation of net income attributable to the Company to FFO attributable to common stockholders and unit holders—basic and diluted (c):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	Unaudited		Unaudited
	2017	2016	2017	2016
Net income attributable to the Company	$26,638	$45,222	$95,881	$466,137
Adjustments to reconcile net income attributable to the Company to FFO attributable to common stockholders and unit holders—basic and diluted:
Noncontrolling interests in the OP	1,987	3,810	7,095	33,795
Loss (gain) on sale or write down of consolidated assets, net	477	(10,915)	(49,088)	(445,371)
Add: Gain on undepreciated asset sales—consolidated assets	—	225	—	2,637
Loss on write-down of consolidated non-real estate assets	—	—	(10,138)	—
(Gain) loss on sale or write down of assets from unconsolidated joint ventures (pro rata), net	—	(2)	(2,269)	2
Add: Gain (loss) on undepreciated asset sales—unconsolidated joint ventures (pro rata)	—	2	660	(2)
Depreciation and amortization on consolidated assets	83,243	85,190	166,316	172,121
Less depreciation and amortization allocable to noncontrolling interests on consolidated joint ventures	(3,715)	(3,731)	(7,608)	(7,425)
Depreciation and amortization on unconsolidated joint ventures (pro rata)	43,450	43,640	88,215	85,516
Less: depreciation on personal property	(3,446)	(3,093)	(6,827)	(6,033)

FFO attributable to common stockholders and unit holders—basic and diluted	148,634	160,348	282,237	301,377
Loss on extinguishment of debt, net—consolidated assets	—	—	—	3,575

FFO attributable to common stockholders and unit holders excluding extinguishment of debt, net—diluted	$148,634	$160,348	$282,237	$304,952

Reconciliation of Earnings per Share (“EPS”) to FFO per diluted share (c):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	Unaudited		Unaudited
	2017	2016	2017	2016
EPS—diluted	$0.19	$0.31	$0.67	$3.12
Per share impact of depreciation and amortization of real estate	0.79	0.78	1.57	1.52
Per share impact of gain on sale or write down of assets, net	0.00	(0.07)	(0.40)	(2.76)

FFO per share—diluted	$0.98	$1.02	$1.84	$1.88
Per share impact of loss on extinguishment of debt, net	—	—	—	0.02

FFO per share—diluted, excluding extinguishment of debt, net	$0.98	$1.02	$1.84	$1.90

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Reconciliation of Net income attributable to the Company to Adjusted EBITDA:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	Unaudited		Unaudited
	2017	2016	2017	2016
Net income attributable to the Company	$26,638	$45,222	$95,881	$466,137
Interest expense—consolidated assets	42,321	41,195	83,622	80,971
Interest expense—unconsolidated joint ventures (pro rata)	25,452	24,170	50,758	46,664
Depreciation and amortization—consolidated assets	83,243	85,190	166,316	172,121
Depreciation and amortization—unconsolidated joint ventures (pro rata)	43,450	43,640	88,215	85,516
Noncontrolling interests in the OP	1,987	3,810	7,095	33,795
Less: Interest expense and depreciation and amortization allocable to noncontrolling interests on consolidated joint ventures	(5,997)	(6,057)	(12,209)	(12,100)
Loss on extinguishment of debt, net—consolidated assets	—	—	—	3,575
Loss (gain) on sale or write down of assets, net—consolidated assets	477	(10,915)	(49,088)	(445,371)
(Gain) loss on sale or write down of assets, net—unconsolidated joint ventures (pro rata)	—	(2)	(2,269)	2
Income tax expense (benefit)	437	514	(3,047)	1,831
Distributions on preferred units	98	143	194	286

Adjusted EBITDA (d)	$218,106	$226,910	$425,468	$433,427

Reconciliation of Adjusted EBITDA to Net Operating Income (“NOI”) and to NOI—Same Centers:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	Unaudited		Unaudited
	2017	2016	2017	2016
Adjusted EBITDA (d)	$218,106	$226,910	$425,468	$433,427
REIT general and administrative expenses	7,458	7,681	15,921	16,310
Management Companies’ revenues	(10,003)	(11,325)	(21,899)	(19,942)
Management Companies’ operating expenses	26,216	24,299	54,733	52,199
Straight-line and above/below market adjustments	(8,756)	(8,702)	(16,175)	(15,114)

NOI—All Centers	233,021	238,863	458,048	466,880
NOI of non-Same Centers	(16,274)	(29,125)	(36,168)	(56,391)

NOI—Same Centers (e)	$216,747	$209,738	$421,880	$410,489

THE MACERICH COMPANY

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(d)	Adjusted EBITDA represents earnings before interest, income taxes, depreciation, amortization, noncontrolling interests in the OP, extraordinary items, loss (gain) on remeasurement, sale or write down of assets, loss (gain) on extinguishment of debt and preferred dividends and includes joint ventures at their pro rata share. Management considers Adjusted EBITDA to be an appropriate supplemental measure to net income because it helps investors understand the ability of the Company to incur and service debt and make capital expenditures. The Company believes that Adjusted EBITDA should not be construed as an alternative to operating income as an indicator of the Company’s operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) or as a measure of liquidity. The Company also cautions that Adjusted EBITDA, as presented, may not be comparable to similarly titled measurements reported by other companies.

(e)	The Company presents same center NOI because the Company believes it is useful for investors to evaluate the operating performance of comparable centers. Same Center NOI is calculated using total Adjusted EBITDA and eliminating the impact of the management companies’ revenues and operating expenses, the Company’s general and administrative expenses and the straight-line and above/below market adjustments to minimum rents and subtracting out NOI from non-Same Centers.